MANAGER AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT SUB-ADVISER
        CITIZENS BANK OF RHODE ISLAND
        One Citizens Plaza
        Providence, Rhode Island 02903

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Vernon R. Alden
        Paul Y. Clinton
        David A. Duffy
        William J. Nightingale
        J. William Weeks

OFFICERS
        Diana P. Herrmann, President
        Stephen J. Caridi, Senior Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC INC.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG LLP
        345 Park Avenue
        New York, New York 10154



Further information is contained in the Prospectus, which must precede or accompany this report.






ANNUAL
REPORT

JUNE 30, 1999

A TAX-FREE INCOME INVESTMENT

[Logo of Narragansett Insured Tax-Free Income Fund: a rectangle with profile view of a sailboat on top of waves and three flying seagulls above it]


[Logo of the Aquila Group of Funds: an eagle's head]

ONE OF THE
AQUILAsm GROUP OF FUNDS

[Logo of Narragansett Insured Tax-Free Income Fund: a rectangle with profile view of a sailboat on top of waves and three flying seagulls above it]

NARRAGANSETT INSURED TAX-FREE INCOME FUND

ANNUAL REPORT

"TAKE PRIDE IN HOW YOUR INVESTMENT IS HELPING OTHERS -
WHILE PRIMARILY HELPING YOU"

Dear Fellow Shareholders:                              August 20, 1999

        Our surveys of shareholders of Narragansett Insured Tax-Free Income Fund have shown that you and other owners of the Fund bought your shares primarily for TAX-FREE INCOME THAT IS INSURED. And, secondarily, the knowledge
- provided through the stability of the Fund - that your money would be there when you needed it.

        Additionally, our surveys showed that most of our shareholders are pre-retirees or retirees. These are people who are looking forward to making sure that they have the security of a sound income source from the Fund when they are no longer in the workforce.

        The point you may not have fully appreciated - when you made your investment in the Fund - was that in the process of having the Fund provide you with these benefits, it also provides help to a variety of others within your community and Rhode Island. And, this is a factor in which you can take real PRIDE.

        The economy of Rhode Island is growing at a significant pace. As this growth takes place, new and additional municipal projects are needed for the benefit of the citizens of Rhode Island and the various communities in it. These projects include schools, highways, recreational facilities, and a whole array of useful public purpose projects. These projects are what help economic development and provide a high quality of life for the citizens of Rhode Island.

        We think it is important for you to realize this. The projects that the Fund helped finance are all ones that you and others can reach out and touch. We are illustrating for you some of the various kinds of municipal projects that your investment in the Fund has helped create in Rhode Island.

[Photo]
Department of Administration

[Photo]
Providence County Courthouse

[Photo]
Rhode Island Convention Center

[Photo]
Veterans Memorial Auditorium


        The tax laws of Rhode Island, as well as those of the Federal government, allow you to receive income from your investment in the Fund DOUBLE TAX-FREE. It is realized by the State and Federal governmental authorities that it is essential that various municipal projects be built with an advantage to the investor. This advantage is primarily one of TAX-FREE income for you.

        You can take comfort in the knowledge that your investment in the Fund is comprised of a portfolio of municipal securities which possess extremely high quality. Therefore, you can "SLEEP WELL AT NIGHT" knowing that the chances of anything happening to these high quality bonds is very slight indeed. The reason for this, of course, is that the various municipal projects represented in the Fund have behind them a very sound stream of taxes and revenues generated by the projects themselves.

        We again wish to emphasize that while primarily helping you, Narragansett Insured Tax-Free Income Fund is also helping others in your communities and Rhode Island.

        Consequently, you can take great PRIDE in your investment in Narragansett Insured Tax-Free Income Fund.

        You can rest assured that the overall management of the Fund is doing a very careful job of "MINDING THE STORE" for you.

        We appreciate the continued confidence that you have placed in the Fund through your investment in Narragansett Insured Tax-Free Income Fund.

            Sincerely,

Diana P. Herrmann
President

Lacy B. Herrmann
Chairman, Board of Trustees

PERFORMANCE REPORT

            The following graph illustrates the value of $10,000 invested in the Class A shares of Narragansett Insured Tax-Free Income Fund at its inception in September, 1992 and maintaining this investment through the Fund's latest fiscal year-end, June 30, 1999 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be not ed that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of line chart with the following information:]


Lehman Brothers Quality                               Fund's Class A Shares                   Cost of Living Index ($)
          Intermediate Municipal Bond Index ($)      With Sales Charge ($)   Without Sales Charge ($)
9/92              10,000                                    9,600                    10,000                     10,000
6/93              10,779                                   10,467                    10,904                     10,227
6/94              10,922                                   10,421                    10,855                     10,482
6/95              11,796                                   11,527                    12,007                     10,800
6/96              12,451                                   12,043                    12,545                     11,105
6/97              13,303                                   13,143                    13,691                     11,353
6/98              14,230                                   14,164                    14,754                     11,544
6/99              14,662                                   14,408                    15,008                     11,771

                                    AVERAGE ANNUAL TOTAL RETURN
                                  FOR PERIODS ENDED JUNE 30, 1999

                                                             SINCE
                               1 YEAR         5 YEARS      INCEPTION
Class A (9/10/92)
    With Sales Charge          (2.36)%         5.95%         5.51%
    Without Sales Charge        1.74%          6.81%         6.15%

Class C (5/1/96)
    With CDSC                  (0.24)%         n/a           4.87%
    Without CDSC                0.76%          n/a           4.87%

Class Y (5/1/96)
    No Sales Charge             1.79%          n/a           6.14%

Class I (11/4/98)
    No Sales Charge             n/a            n/a          (0.75)%*

Lehman Index                    3.03%          6.06%         5.75% (Class A)
                                3.03%          n/a           5.53% (Class C&Y)
                                n/a            n/a          (0.03)% (Class I)*

* Not annualized

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y and Class I shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

Previously, the Fund's performance was compared to the Lehman Brothers Insured Municipal Bond Index rather than the Lehman Brothers Quality Intermediate Municipal Bond Index. A change was made by the Fund because it provides a better basis of comparison due to the intermediate nature of the portfolio's duration and the credit quality of the investments. During the Fund's fiscal year ended June 30, 1999, an investment in the Fund's Class A shares (without sales charge) increased 1.74% whereas the Lehman Brothers Quality Intermediate Municipal Bond Index and the Lehman Brothers Insured Municipal Bond Index increased 3.03% and 2.49%, respectively.

MANAGEMENT DISCUSSION

PORTFOLIO MANAGER'S ANALYSIS

            Narragansett Insured Tax-Free Income Fund (the "Fund") has strived to provide as high a level of DOUBLE TAX-FREE income as possible within self imposed quality constraints. The Fund has purchased only municipal securities rated AAA by nationally-renown credit rating services. As an extra measure of credit protection to shareholders, nearly all securities owned by the Fund are insured by nationally-prominent specialized insurance companies as to timely payment when due of principal and interest. A maximum average maturity profile of under 15 years has been and will continue to be maintained for the Fund's portfolio in order to produce a reasonable level of income return, yet relatively high stability for the Fund's share price. At the June 30, 1999 fiscal year-end the portfolio had an average maturity of 13.7 years.

            The 1998 calendar year continued the strong economic pace of the prior year. This economic momentum carried through into the first half of the Fund's fiscal year ending June 30, 1999. In doing so, it eclipsed the longevity of the upward economic activity of the 1980s, to become the second-longest recovery on record.

            Indeed, the character and longevity of this upward economic movement has been most impressive. It has been marked by a low inflation rate combined with a low unemployment rate within the United States. Additionally, we are even beginning to see some positive economic activity in some of the various countries abroad.

            In order to control domestic economic growth, which has produced tight labor markets, the Federal Reserve recently took the preemptive action of raising interest rates by 1/4 of 1%. Inflation statistics have not shown any major resurgence, even though overall economic momentum has been above average. However, the Federal Reserve believed it is easier to slow down economic momentum than it is to wring out accelerated inflation.

            Corporate earnings, as well as the overall level of personal income in our country, have risen above forecasted levels. This has increased our country's budget surplus and, as a result, raised a political call for a reduction in personal income taxes. Indeed, continued economic improvement and additional budget surpluses are fully anticipated. Consequently, how this desire for reduced taxes will play out, is yet to be determined.

            With a low level of inflation, the current level of real interest rates is very attractive. Further, with the increase in interest rates that was prompted by the Federal Reserve, the Fund will have an easier time in maintaining a desirable level of yield. Nevertheless, the quality of the individual issues in the portfolio remain the foundation for maintaining the Fund's objective of preserving capital, while at the same time producing a competitive yield.

            Given the current Federal income tax rates and the piggy-back Rhode Island income tax rate, the Narragansett Insured Tax-Free Income Fund produces a yield that is very attractive for Rhode Island residents when compared to taxable fixed-income securities.

            Management believes that having available to the Fund a locally-based investment manager with its knowledge of and experience in the Rhode Island municipal market continues to add considerable value to the portfolio and provides a distinct benefit to Fund shareholders.

            The Fund's investment manager will continue to oversee the portfolio with a strong emphasis on achieving a balance between providing shareholders with share price stability, acceptable double tax-free income return, and maintaining the highest standards of credit quality.


[Logo of KPMG LLP: The letters KPMG in front of four solid rectangles]

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Narragansett Insured Tax-Free Income Fund:

          We have audited the accompanying statement of assets and liabilities of Narragansett Insured Tax-Free Income Fund, including the statement of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Narragansett Insured Tax-Free Income Fund as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
July 27, 1999

NARRAGANSETT INSURED TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS
JUNE 30, 1999

                                                                                RATING
     FACE                                                                       MOODY'S/
    AMOUNT      GENERAL OBLIGATION BONDS (40.0%)                                  S&P                   VALUE
                Town of Bristol, Rhode Island, MBIA Insured
$  1,000,000       5.100%, 08/15/07                                             Aaa/AAA            $   1,013,750
     100,000       6.000%, 12/15/11                                             Aaa/AAA                  104,750
     100,000       6.000%, 12/15/12                                             Aaa/AAA                  104,875
                Town of Burrillville, Rhode Island, AMBAC
                   Insured
     405,000       5.300%, 07/15/18                                             Aaa/AAA                  414,618
                Town of Burrillville, Rhode Island, MBIA Insured
     250,000       5.400%, 10/15/06                                             Aaa/AAA                  259,688
     250,000       5.500%, 10/15/07                                             Aaa/AAA                  259,688
     150,000       5.700%, 10/15/10                                             Aaa/AAA                  156,562
                Central Falls, Rhode Island, MBIA Insured
     500,000       4.900%, 11/15/05                                             Aaa/AAA                  508,125
     500,000       5.200%, 11/15/09                                             Aaa/AAA                  508,125
                Cranston, Rhode Island, MBIA Insured
   1,120,000       5.300%, 07/15/05                                             Aaa/AAA                1,152,200
     300,000       5.500%, 06/15/07                                             Aaa/AAA                  313,875
                Town of Cumberland, Rhode Island, MBIA Insured
     345,000       5.500%, 09/01/06                                             Aaa/AAA                  364,406
     500,000       5.600%, 10/01/08                                             Aaa/AAA                  517,500
     500,000       5.000%, 08/01/15                                             Aaa/AAA                  484,375
                Town of Lincoln, Rhode Island, MBIA Insured
     400,000       5.100%, 01/15/06                                             Aaa/AAA                  409,000
     400,000       5.200%, 08/15/06                                             Aaa/AAA                  412,000
     850,000       5.500%, 08/15/10                                             Aaa/AAA                  877,625
     100,000       5.625%, 04/15/11                                             Aaa/AAA                  103,125
                Town of Lincoln, Rhode Island, FGIC Insured
     250,000       5.750%, 08/01/15                                             Aaa/AAA                  260,312
                Narragansett, Rhode Island, MBIA Insured
     300,000       5.100%, 09/15/06                                             Aaa/AAA                  307,500
   1,000,000       5.300%, 09/15/08                                             Aaa/AAA                1,025,000
                Newport, Rhode Island, MBIA Insured
     150,000       6.550%, 08/15/07                                             Aaa/AAA                  159,188

                Newport, Rhode Island, Series B, FGIC Insured
     250,000       4.900%, 05/15/06                                             Aaa/AAA                  253,125
     500,000       5.000%, 05/15/07                                             Aaa/AAA                  506,250
     500,000       5.100%, 05/15/08                                             Aaa/AAA                  506,250
                North Providence, Rhode Island, Series A, MBIA
                   Insured
     400,000       5.700%, 07/01/08                                             Aaa/AAA                  425,000
                Pawtucket, Rhode Island, MBIA Insured
     100,000       6.650%, 09/15/06                                             Aaa/AAA                  107,000
     600,000       4.300%, 09/15/09                                             Aaa/AAA                  569,250
     250,000       4.400%, 09/15/10                                             Aaa/AAA                  237,812
                Pawtucket, Rhode Island, FGIC Insured
     310,000       5.625%, 04/15/07                                             Aaa/AAA                  323,950
     500,000       5.750%, 04/15/09                                             Aaa/AAA                  523,750
                Providence, Rhode Island, MBIA Insured
      25,000       6.600%, 01/15/01                                             Aaa/AAA                   25,884
     100,000       5.400%, 08/01/01                                             Aaa/AAA                  102,500
     100,000       5.500%, 01/15/04                                             Aaa/AAA                  104,125
      90,000       5.700%, 08/01/04                                             Aaa/AAA                   93,825
     100,000       5.900%, 01/15/09                                             Aaa/AAA                  104,500
     200,000       5.250%, 01/15/12                                             Aaa/AAA                  202,750
                Providence, Rhode Island, FSA Insured
     700,000       5.500%, 01/15/11                                             Aaa/AAA                  719,250
                East Providence, Rhode Island, MBIA Insured
     500,000       5.400%, 05/15/07                                             Aaa/AAA                  520,000
                Commonwealth of Puerto Rico, MBIA Insured
     100,000       5.750%, 07/01/09                                             Aaa/AAA                  104,500
     100,000       6.000%, 07/01/14                                             Aaa/AAA                  105,250
     500,000       5.875%, 07/01/18                                             Aaa/AAA                  530,625

                Commonwealth of Puerto Rico, FSA Insured
      50,000       6.000%, 07/01/14                                             Aaa/AAA                   52,625
                Commonwealth of Puerto Rico, AMBAC Insured
     500,000       5.850%, 07/01/15                                             Aaa/AAA                  530,000
                State of Rhode Island Refunding, Series A, FGIC
                   Insured
      50,000       6.000%, 06/15/02                                             Aaa/AAA                   52,500
                State of Rhode Island Refunding, Series A, FGIC
                   Insured
   1,000,000       5.000%, 07/15/05                                             Aaa/AAA                1,023,750
                State of Rhode Island Refunding, Series A, FGIC
                   Insured
   1,000,000       5.125%, 07/15/11                                             Aaa/AAA                1,005,000
                State of Rhode Island Refunding, Series A, FGIC
                   Insured
   1,500,000       5.000%, 09/01/15                                             Aaa/AAA                1,458,750
                Rhode Island Consolidated Capital Development
                   Loan, 1991 Series B, AMBAC Insured
     300,000       6.250%, 05/15/07                                             Aaa/AAA                  310,281
                Rhode Island Consolidated Capital Development
                   Loan, 1991 Series B, MBIA Insured
     380,000       6.250%, 05/15/09                                             Aaa/AAA                  395,952
     100,000       6.250%, 05/15/10                                             Aaa/AAA                  104,198
                Rhode Island Consolidated Capital Development
                   Loan, 1992 Series A, FGIC Insured
   1,050,000       5.500%, 08/01/07                                             Aaa/AAA                1,086,750
      25,000       5.500%, 08/01/08                                             Aaa/AAA                   25,844
                Rhode Island Consolidated Capital Development
                   Loan, 1993 Series A, AMBAC Insured
   1,000,000       4.800%, 06/15/02                                             Aaa/AAA                1,017,500
                Rhode Island Consolidated Capital Development
                   Loan, 1993 Series A, FGIC Insured
   1,000,000       5.100%, 11/01/13                                             Aaa/AAA                  993,750
                Town of Scituate, Rhode Island, MBIA Insured
     375,000       5.500%, 04/01/09                                             Aaa/AAA                  387,656

                South Kingstown, Rhode Island, MBIA Insured
     390,000       5.000%, 03/15/08                                             Aaa/AAA                  392,925
     125,000       5.125%, 06/01/08                                             Aaa/AAA                  126,718
     390,000       5.050%, 03/15/09                                             Aaa/AAA                  392,925
     170,000       5.200%, 06/01/09                                             Aaa/AAA                  172,550
     170,000       5.250%, 06/01/10                                             Aaa/AAA                  172,550
     100,000       6.300%, 12/15/11                                             Aaa/AAA                  106,750
                South Kingstown, Rhode Island, AMBAC Insured
     400,000       4.900%, 11/15/07                                             Aaa/AAA                  402,500
                Warwick, Rhode Island, MBIA Insured
     150,000       6.100%, 11/15/01                                             Aaa/AAA                  156,562
                Warwick, Rhode Island, FGIC Insured
      50,000       7.000%, 11/15/02                                             Aaa/AAA                   51,628
                Warwick, Rhode Island, FSA Insured
     195,000       5.600%, 08/01/14                                             Aaa/AAA                  201,338
   1,000,000       5.000%, 03/01/18                                             Aaa/AAA                  955,000
                West Warwick, Rhode Island, MBIA Insured
     500,000       5.800%, 01/01/04                                             Aaa/AAA                  524,375
     500,000       5.900%, 01/01/05                                             Aaa/AAA                  524,375
                Woonsocket, Rhode Island, MBIA Insured
     385,000       5.125%, 03/01/11                                             Aaa/AAA                  385,481
     655,000       4.450%, 12/15/12                                             Aaa/AAA                  605,875
     685,000       4.550%, 12/15/13                                             Aaa/AAA                  642,188
                   Total General Obligation Bonds                                                     30,040,179

                REVENUE BONDS (58.2%)

                HIGHER EDUCATION REVENUE BONDS (16.9%)
                Rhode Island Health & Education Building Corp.,
                   Higher Education, Various Purpose 1990 Series
                   B, FSA Insured
      25,000       7.250%, 09/15/06                                             Aaa/AAA                   25,678
                Rhode Island Health & Education Building Corp.,
                   Bryant College, MBIA Insured
     100,000       6.300%, 06/01/03                                             Aaa/AAA                  106,750

                Rhode Island Health & Education Building Corp.,
                   Bryant College, 1992 2nd Series, MBIA Insured
      50,000       5.550%, 06/01/03                                             Aaa/AAA                   52,125
     100,000       5.800%, 06/01/05                                             Aaa/AAA                  105,375
                Rhode Island Health & Education Building Corp.,
                   Johnson & Wales University, 1993 Series A,
                   AMBAC Insured
     100,000       5.200%, 04/01/04                                             NR/AAA                   102,500
     500,000       5.250%, 04/01/16                                             NR/AAA                   491,250
   1,000,000       5.000%, 09/01/23                                             NR/AAA                   925,000
                Rhode Island Health & Education Building Corp.,
                   Johnson & Wales University, 1992 Series A,
                   AMBAC Insured
     200,000       5.875%, 04/01/05                                             NR/AAA                   211,250
     150,000       5.750%, 04/01/12                                             NR/AAA                   156,188
     150,000       6.375%, 04/01/12                                             NR/AAA                   161,250
                Rhode Island Health & Education Building Corp.,
                   Johnson & Wales University, 1999 Series A,
                   MBIA Insured
     465,000       5.500%, 04/01/15                                             Aaa/AAA                  474,881
     600,000       5.500%, 04/01/16                                             Aaa/AAA                  612,000
                Rhode Island Health & Education Building Corp.,
                   Providence College, 1993 Series, MBIA Insured
     300,000       5.600%, 11/01/09                                             Aaa/AAA                  309,750
     300,000       5.600%, 11/01/10                                             Aaa/AAA                  308,625
   1,500,000       5.600%, 11/01/22                                             Aaa/AAA                1,509,375
                Rhode Island Health & Education Building Corp.,
                   Rhode Island School of Design, 1992 Series,
                   MBIA Insured
     200,000       5.800%, 06/01/05                                             Aaa/AAA                  211,500
                Rhode Island Health & Education Building Corp.,
                   Brown University, 1993 Series, MBIA Insured
     500,000       5.400%, 09/01/18                                             Aaa/AAA                  493,750
     500,000       5.375%, 09/01/23                                             Aaa/AAA                  490,000

                Rhode Island Health & Education Building Corp.,
                   Roger Williams University, 1996 Series S,
                   AMBAC Insured
   1,000,000       5.500%, 11/15/11                                             NR/AAA                 1,027,500
                Rhode Island Health & Education Building Corp.,
                   Roger Williams University, 1996 Series S,
                   AMBAC Insured
   1,000,000       5.000%, 11/15/18                                             Aaa/AAA                  942,500
                Rhode Island Health & Education Building Corp.,
                   Roger Williams University, 1996 Series S,
                   AMBAC Insured
   2,500,000       5.000%, 11/15/24                                             Aaa/AAA                2,309,375
                Rhode Island Health & Education Building Corp.,
                   Board of Governors, 1993 Series A, MBIA Insured
     450,000       5.300%, 09/15/08                                             Aaa/AAA                  459,000
      55,000       5.500%, 09/15/13                                             Aaa/AAA                   56,512
     140,000       5.250%, 09/15/23                                             Aaa/AAA                  134,750
     500,000       5.250%, 09/15/23                                             Aaa/AAA                  481,250
                Rhode Island Health & Education Building Corp.,
                   Board of Governors, 1993 Series B,
                   MBIA Insured
     245,000       5.500%, 09/15/13                                             Aaa/AAA                  251,738
                Rhode Island Health & Education Building Corp.,
                   Salve Regina, 1993 Series, AMBAC Insured
     150,000       5.300%, 03/15/00                                             NR/AAA                   151,914
     150,000       6.100%, 03/15/06                                             NR/AAA                   159,375
                                                                                                      12,721,161

                HOSPITAL REVENUE BONDS (5.3%)
                Rhode Island Health & Education Building
                   Corporation, Women & Infants Hospital,
                   1992 Series, FSA Insured
     100,000       6.150%, 09/01/05                                             Aaa/AAA                  106,000
     400,000       6.350%, 09/01/07                                             Aaa/AAA                  426,000
     300,000       6.550%, 09/01/13                                             Aaa/AAA                  321,000

                Rhode Island Health & Education Building
                   Corporation,  Kent County Memorial Hospital,
                   1992 Series, MBIA Insured
     150,000       6.000%, 07/01/06                                             Aaa/AAA                  156,375
                Rhode Island Health & Education Building
                   Corporation - Hospital Fing - Lifespan Obligation
                   Group, MBIA Insured
   2,000,000       5.750%, 05/15/23                                             Aaa/AAA                2,042,500
   1,000,000       5.250%, 05/15/26                                             Aaa/AAA                  957,500
                                                                                                       4,009,375

                MORTGAGE REVENUE-MULTI FAMILY BONDS (0.8%)
                Rhode Island Housing & Mortgage Finance Corp,
                   1995 Series A, AMBAC Insured
     300,000       5.450%, 07/01/04                                             Aaa/AAA                  310,125
     300,000       5.550%, 07/01/05                                             Aaa/AAA                  312,000
                                                                                                         622,125

                WATER AND SEWER REVENUE BONDS (2.4%)
                Kent County Water Authority Revenue Bonds,
                   1994 Series A,
     250,000       5.700%, 07/15/04, MBIA Insured                               Aaa/AAA                  263,438
                Bristol County Rhode Island Water Authority, 1997
                   Series A,
     750,000       5.250%, 07/01/17, MBIA Insured                               Aaa/AAA                  735,938
                Bristol County Rhode Island, MBIA Insured
     300,000       5.000%, 12/01/08                                             Aaa/AAA                  302,625
                Rhode Island Clean Water Protection Finance
                   Agency, Series A, AMBAC Insured
     500,000       4.750%, 10/01/20                                             Aaa/AAA                  453,125
                                                                                                       1,755,126

                UTILITY REVENUE BONDS (.3%)
                Puerto Rico Electric Power Authority, Series Q,
                   FSA Insured
     100,000       5.750%, 07/01/07                                             Aaa/AAA                  104,625
      50,000       6.000%, 07/01/10                                             Aaa/AAA                   50,407
                Puerto Rico Aqueduct and Sewer (Escrowed to
                   Maturity)
      85,000       5.900%, 07/01/06                                                                       88,931
                                                                                                         243,963



                DEVELOPMENT REVENUE BONDS (18.5%)
                Rhode Island Convention Center Authority, 1991
                   Series A, MBIA Insured (Escrowed to Maturity)
     100,000       6.375%, 05/15/01                                             Aaa/AAA                  105,875
     100,000       6.100%, 05/15/02                                             Aaa/AAA                  105,375
     150,000       6.300%, 05/15/04                                             Aaa/AAA                  158,625
                Rhode Island Convention Center Authority, 1993
                   Series B, MBIA Insured
     500,000       5.000%, 05/15/07                                             Aaa/AAA                  506,250
                Rhode Island Convention Center Authority, 1993
                   Series A, AMBAC Insured
     500,000       5.400%, 05/15/08                                             Aaa/AAA                  517,500
     300,000       5.500%, 05/15/13                                             Aaa/AAA                  310,125
   2,500,000       5.000%, 05/15/20                                             Aaa/AAA                2,353,125
   1,200,000       5.000%, 05/15/23                                             Aaa/AAA                1,117,500
                Rhode Island Public Building Authority State Public
                   Projects, 1990 Series A, AMBAC Insured
                   (Escrowed to Maturity)
     710,000       6.000%, 02/01/01                                             Aaa/AAA                  730,412
     300,000       6.600%, 02/01/02                                             Aaa/AAA                  316,875
                Rhode Island Public Building Authority State Public
                   Projects, 1993 Series A, AMBAC Insured
     500,000       5.100%, 02/01/05                                             Aaa/AAA                  511,875
   1,000,000       5.250%, 02/01/10                                             Aaa/AAA                1,011,250
                Rhode Island Public Building Authority State Public
                   Projects, 1990 Series A, AMBAC Insured
     785,000       6.000%, 02/01/11                                             Aaa/AAA                  806,588
                Rhode Island Public Building Authority State Public
                   Projects, 1989 Series A, AMBAC Insured
                   (Escrowed to Maturity)
     370,000       7.000%, 02/01/00                                             Aaa/AAA                  384,375
      35,000       6.750%, 02/01/00                                             Aaa/AAA                   36,311
                Rhode Island Public Building Authority State Public
                   Projects, 1996 School Series B, MBIA Insured
     500,000       5.500%, 12/15/14                                             Aaa/AAA                  510,000
   1,000,000       5.250%, 12/15/14                                             Aaa/AAA                  995,000
     500,000       5.500%, 12/15/15                                             Aaa/AAA                  508,125


                Rhode Island State Economic Development Corp.,
                   University of Rhode Island Series, FSA Insured
     750,000       4.800%, 11/01/11                                             Aaa/NR                   728,438
     750,000       4.900%, 11/01/12                                             Aaa/NR                   728,438
     750,000       4.900%, 11/01/13                                             Aaa/NR                   722,812
     750,000       5.000%, 11/01/14                                             Aaa/NR                   726,562
                                                                                                      13,891,436

                POLLUTION CONTROL REVENUE BONDS (3.0%)
                Rhode Island Clean Water Protection, 1993 Series
                   A, MBIA Insured
     200,000       5.300%, 10/01/07                                             Aaa/AAA                  206,500
     300,000       5.400%, 10/01/09                                             Aaa/AAA                  310,875
   1,250,000       5.400%, 10/01/15                                             Aaa/AAA                1,270,313
                Rhode Island Clean Water Protection, 1993 Series
                   B, MBIA Insured,
     500,000       4.500, 10/01/11                                              Aaa/AAA                  470,625
                                                                                                       2,258,313

                OTHER REVENUE BONDS (11.0%)
                State of Rhode Island Depositors Economic
                   Protection Corp., 1992 Series A, FSA Insured
     210,000       6.000%, 08/01/01                                             Aaa/AAA                  217,875
                State of Rhode Island Depositors Economic
                   Protection Corp., 1992 Series B, MBIA Insured
     135,000       5.500%, 08/01/06                                             Aaa/AAA                  141,413
     500,000       6.000%, 08/01/17                                             Aaa/AAA                  531,875
                State of Rhode Island Depositors Economic
                   Protection Corp., 1993 Series A, MBIA Insured
      70,000       5.625%, 08/01/09                                             Aaa/AAA                   73,413
                State of Rhode Island Depositors Economic
                   Protection Corp., 1993 Series A, MBIA Insured
     285,000       5.625%, 08/01/09                                             Aaa/AAA                  298,181

                State of Rhode Island Depositors Economic
                   Protection Corp., MBIA Insured
     300,000       5.800%, 08/01/09                                             Aaa/AAA                  318,750
   1,000,000       5.000%, 07/01/18                                             Aaa/AAA                  943,750
   1,045,000       5.250%, 08/01/21                                             Aaa/AAA                1,055,450
   2,700,000       5.000%, 07/01/23                                             Aaa/AAA                2,517,750
                Rhode Island State and Local Facilities, MBIA
                   Insured
   1,500,000       5.400%, 08/01/08                                             Aaa/AAA                1,563,750
                State of Rhode Island Certificates of Participation,
                   Howard Center Improvements, MBIA Insured
     400,000       5.250%, 10/01/10                                             Aaa/AAA                  405,500
     200,000       5.375%, 10/01/16                                             Aaa/AAA                  200,250
                                                                                                       8,267,957

                   Total Revenue Bonds                                                                43,769,456
                   Total Investments (cost $73,904,966*)             98.2%                            73,809,635
                   Other assets in excess of liabilities              1.8                              1,340,470
                   Net Assets                                       100.0%                       $    75,150,105

                (*)Cost for Federal tax purposes is identical.


                                     PORTFOLIO ABBREVIATIONS:
                            AMBAC  - American Municipal Bond Assurance Corp.
                            FGIC   - Financial Guaranty Insurance Co.
                            FSA    - Financial Security Assurance
                            MBIA   - Municipal Bond Investors Assurance Corp.

See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS
    Investments at value (cost $73,904,966)                                          $  73,809,635
    Cash                                                                                   433,282
    Interest receivable                                                                  1,089,577
    Receivable for Fund shares sold                                                        486,577
      Total assets                                                                      75,819,071

LIABILITIES
    Payable for investment securities purchased                                            420,000
    Payable for Fund shares redeemed                                                       115,260
    Dividends payable                                                                       59,116
    Distribution fees payable                                                               34,563
    Accrued expenses                                                                        33,927
    Management fee payable                                                                   6,100
      Total liabilities                                                                    668,966

NET ASSETS                                                                           $  75,150,105

    Net Assets consist of:
    Capital Stock - Authorized 80,000,000 shares, par value $.01 per share           $      73,993
    Additional paid-in capital                                                          75,230,559
    Net unrealized depreciation on investments                                             (95,331)
    Distributions in excess of net investment income                                       (59,116)
                                                                                     $  75,150,105

CLASS A
    Net Assets                                                                       $  66,610,579
    Capital shares outstanding                                                           6,558,486
    Net asset value and redemption price per share                                   $       10.16
    Offering price per share (100/96 of $10.16 adjusted to nearest cent)             $       10.58

CLASS C
    Net Assets                                                                       $   4,212,575
    Capital shares outstanding                                                             414,827
    Net asset value and offering price per share                                     $       10.16
    Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if
      redeemed during the first 12 months after purchase)                            $       10.16*

CLASS I
    Net Assets                                                                       $      77,067
    Capital shares outstanding                                                               7,590
    Net asset value, offering and redemption price per share                         $       10.15

CLASS Y
    Net Assets                                                                       $   4,249,884
    Capital shares outstanding                                                             418,364
    Net asset value, offering and redemption price per share                         $       10.16

See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
        Interest income                                                                         $   3,227,230

Expenses:
        Management fee (note 3)                                                 $   322,451
        Distribution and service fees (note 3)                                      123,498
        Legal fees                                                                   40,604
        Trustees' fees and expenses (note 8)                                         37,709
        Shareholders' reports and proxy statements                                   25,307
        Transfer and shareholder servicing agent fees                                24,740
        Audit and accounting fees                                                    19,750
        Custodian fees                                                                8,919
        Registration fees and dues                                                    8,441
        Insurance                                                                     2,985
        Miscellaneous                                                                20,860
                                                                                    635,264

        Management fee waived (note 3)                                             (266,429)
        Reimbursement of expenses by Manager (note 3)                               (84,848)
        Expenses paid indirectly (note 7)                                           (22,825)
              Net expenses                                                                            261,162
              Net investment income                                                                 2,966,068


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized gain from securities transactions                               17,917
        Change in unrealized depreciation on investments                         (2,366,788)

        Net realized and unrealized loss on investments                                            (2,348,871)
        Net increase in net assets resulting from operations                                    $     617,197

See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED JUNE 30,
                                                                             1999                   1998
OPERATIONS:
    Net investment income                                               $  2,966,068            $  2,370,226
    Net realized gain from securities transactions                            17,917                  -
    Change in unrealized depreciation on investments                      (2,366,788)              1,342,773
      Change in net assets from operations                                   617,197               3,712,999

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
    Class A Shares:
    Net investment income                                                 (2,805,557)             (2,351,223)
    Net realized gain on investments                                          -                       -

    Class C Shares:
    Net investment income                                                   (129,420)                (52,701)
    Net realized gain on investments                                          -                        -

    Class I Shares:
    Net investment income                                                    (77,910)                  -
    Net realized gain on investments                                          -                        -

    Class Y Shares:
    Net investment income                                                     (2,402)                   (113)
    Net realized gain on investments                                          -                        -
      Change in net assets from distributions                             (3,015,289)             (2,404,037)

CAPITAL SHARE TRANSACTIONS (NOTE 9):
    Proceeds from shares sold                                             27,352,127              14,588,209
    Reinvested dividends and distributions                                 1,940,859               1,376,354
    Cost of shares redeemed                                               (6,545,680)             (5,497,648)
      Change in net assets from capital share transactions                22,747,306              10,466,915

      Change in net assets                                                20,349,214              11,775,877

NET ASSETS:
    Beginning of period                                                   54,800,891              43,025,014

    End of period (including distributions in excess of net
      investment income of $59,116 and $43,776, in 1999
      and 1998, respectively)                                          $  75,150,105           $  54,800,891

See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

      Narragansett Insured Tax-Free Income Fund (the "Fund"), a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. The Fund is authorized to issue 80,000,000 shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997, the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. Class I Shares are sold at net asset value without any sales charge, redemption fees, or contingent deferred sales charge. Class I Shares may carry a distribution fee and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges and differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent pricing service and periodically verified through other pricing services; independent in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.


b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.  FEES AND RELATED PARTY TRANSACTIONS

a)  MANAGEMENT ARRANGEMENTS:

      Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's net assets.

      Citizens Bank of Rhode Island (the "Sub-Adviser"), formerly known as Citizens Trust Company, serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program

of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23 of 1% on the Fund's net assets.

      For the year ended June 30, 1999, the Fund incurred fees for advisory and administrative services of $322,451 of which $266,429 was voluntarily waived. Additionally, the Manager voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $84,848.

      Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b)  DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc., ("the Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the year ended June 30, 1999, service fees on Class A Shares amounted to $89,047, of which the Distributor received $1,996.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 1999, amounted to $25,819. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 1999, amounted to $8,606. The total of these payments with respect to Class C Shares amounted to $34,425, of which the Distributor received $26,294.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I Permitted Payments may not exceed, for any fiscal year of the Fund, a rate set from time to time by the Board of Trustees (currently 0.10 of 1%) but not more than 0.25 of 1% of the average annual net assets represented by the Class I

Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay services fees. These fees may not exceed an amount equal to the difference between (i) 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares and (ii) the amount paid under the Fund's Distribution Plan with respect to the assets represented by the Class I Shares. That is, the total payments under both plans will not exceed 0.25 of 1% of such net assets. For the year ended June 30, 1999, these payments were made at the average annual rate of 0.05% of such net assets and amounted to $26.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Rhode Island, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 1999, the Distributor received commissions of $40,780 on sales of Class A shares.

4. PURCHASES AND SALES OF SECURITIES

      During the year ended June 30, 1999, purchases of securities and proceeds from the sales of securities aggregated $22,646,351 and $863,500, respectively.

      At June 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $1,193,929 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,289,260, for a net unrealized depreciation of $95,331.

5. PORTFOLIO ORIENTATION

      Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers' ability to meet their obligations. However, to mitigate against such risks, the Fund has chosen to have at least 65% and possibly the entire number of issues in the portfolio insured as to timely payment of principal and interest when due by nationally prominent municipal bond insurance companies. At June 30, 1999, all of the securities in the Fund were insured. While such insurance protects against credit risks with portfolio securities, it does not insure against market risk of fluctuations in the Fund's share price and income return.


      The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At June 30, 1999, the Fund had 2.1% of its net assets invested in eight Puerto Rico municipal issues, all of which are rated AAA and insured or collateralized by U.S. Treasury securities.

6. DISTRIBUTIONS

      The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

      The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

7. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8. TRUSTEES' FEES AND EXPENSES

          During the fiscal year there were six Trustees. Trustees' fees paid during the year were at the average annual rate of $3,350 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended June 30, 1999, such reimbursements averaged approximately $2,800 per Trustee. One of the Trustees, who is affiliated with the Manager, is not paid any Trustee fees.


9. CAPITAL SHARE TRANSACTIONS

      Transactions in Capital Shares of the Fund were as follows:

                                                  YEAR ENDED                          YEAR ENDED
                                                JUNE 30, 1999                       JUNE 30, 1998
                                            SHARES          AMOUNT              SHARES          AMOUNT
CLASS A SHARES:
    Proceeds from shares sold              2,012,032     $  21,120,498         1,171,521    $  12,169,353
    Reinvested distributions                 168,469         1,766,917           128,741        1,340,037
    Cost of shares redeemed                 (588,072)       (6,175,657)         (512,096)      (5,326,530)
      Net change                           1,592,429        16,711,758           788,166        8,182,860

CLASS C SHARES:
    Proceeds from shares sold                172,113         1,808,558           230,636        2,402,356
    Reinvested distributions                  10,573           110,784             3,479           36,310
    Cost of shares redeemed                  (33,179)         (348,670)          (16,414)        (171,117)
      Net change                             149,507         1,570,672           217,701        2,267,549

CLASS I SHARES*:
    Proceeds from shares sold                  7,590           480,000            -                -
    Reinvested distributions                    -                -                -                -
    Cost of shares redeemed                     -                -                -                -
      Net change                               7,590            80,000            -                -

CLASS Y SHARES:
    Proceeds from shares sold                412,735         4,343,071             1,590           16,500
    Reinvested distributions                   6,063            63,158            -                     6
    Cost of shares redeemed                   (2,035)          (21,353)           -                -
      Net change                             416,763         4,384,876             1,590           16,506
Total transactions in Fund
    shares                                 2,166,289     $  22,747,306         1,007,457    $  10,466,915

* For the period November 4, 1998 to June 30, 1999.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A(1)                     CLASS I(2)
                                                                                                       PERIOD (3)
                                                                    YEAR ENDED JUNE 30,                  ENDED
                                                       1999      1998       1997      1996      1995    6/30/99
Net Asset Value, Beginning of Period                  $10.47    $10.18     $9.93     $9.80     $9.44     $10.54

Income from Investment Operations:
    Net investment income                               0.49      0.50      0.51      0.52      0.54       0.31
    Net gain (loss) on securities
      (both realized and unrealized)                   (0.30)     0.30      0.26      0.13      0.36      (0.38)

    Total from Investment Operations                    0.19      0.80      0.77      0.65      0.90      (0.07)

Less Distributions (note 6):
    Dividends from net investment income               (0.50)    (0.51)    (0.52)    (0.52)    (0.54)     (0.32)
    Distributions from capital gains                     -         -         -         -         -          -

    Total Distributions                                (0.50)    (0.51)    (0.52)    (0.52)    (0.54)     (0.32)

Net Asset Value, End of Period                        $10.16    $10.47    $10.18     $9.93     $9.80     $10.15

Total Return (not reflecting sales charge)(%)           1.74      8.02      7.95      6.72      9.82      (0.75)+

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)           66,611    52,006    42,540    37,988    34,373         77
    Ratio of Expenses to Average Net Assets (%)         0.39      0.28      0.23      0.15      0.07       0.49*
    Ratio of Net Investment Income to
      Average Net Assets (%)                            4.61      4.83      5.02      5.18      5.62       4.54*
    Portfolio Turnover Rate (%)                         1.36      0.02      5.29         0         0       1.36

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

    Ratio of Expenses to Average Net Assets (%)         0.91      1.12      1.23      1.16      1.18       0.87*
    Ratio of Net Investment Income (Loss) to
      Average Net Assets (%)                            4.09      3.99      4.05      4.17      4.51       4.16*

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)         0.35      0.27      0.21      0.14      0.06       0.46*

(1) Designated as Class A Shares on May 1, 1996.
(2) New Class of Shares established on October 31, 1997.
(3) From November 4, 1998 to June 30, 1999.
+   Not annualized.
*   Annualized.

See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               CLASS C(1)                        CLASS Y(1)
                                                                           PERIOD(2)                           PERIOD(2)
                                                    YEAR ENDED JUNE 30,      ENDED      YEAR ENDED JUNE 30,      ENDED
                                                  1999     1998      1997   6/30/96   1999     1998      1997   6/30/96
Net Asset Value, Beginning of Period             $10.47   $10.18    $9.93    $9.94   $10.47   $10.19    $9.93    $9.94

Income from Investment Operations:
    Net investment income                          0.38     0.40     0.41     0.07     0.49     0.59     0.56     0.09
    Net gain (loss) on securities (both
      realized and unrealized)                    (0.29)    0.30     0.26    (0.01)   (0.30)    0.29     0.26    (0.01)

    Total from Investment Operations               0.09     0.70     0.67     0.06     0.19     0.88     0.82     0.08

Less Distributions (note 6):
    Dividends from net investment income          (0.40)   (0.41)   (0.42)   (0.07)   (0.50)   (0.60)   (0.56)   (0.09)
    Distributions from capital gains                -        -        -        -        -        -        -        -

    Total Distributions                           (0.40)   (0.41)   (0.42)   (0.07)   (0.50)   (0.60)   (0.56)   (0.09)

Net Asset Value, End of Period                   $10.16   $10.47   $10.18    $9.93   $10.16   $10.47   $10.19    $9.93

Total Return (not reflecting sales charge) (%)     0.76     6.94     6.89     0.60+    1.79     8.80     8.48     0.80+

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)       4,213    2,778      485      0.1    4,250       17      0.1      0.1
    Ratio of Expenses to Average Net
      Assets (%)                                   1.35     1.29     1.08     0.20+    0.33     0.28     0.08     0.14+
    Ratio of Net Investment Income to
      Average Net Assets (%)                       3.65     3.77     4.20     0.70+    4.65     4.66     5.20     0.89+
    Portfolio Turnover Rate (%)                    1.36     0.02     5.29        0     1.36     0.02     5.29        0

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

    Ratio of Expenses to Average Net Assets (%)    1.75     1.93     2.08     0.32+    0.70     0.83     1.08     0.15+
    Ratio of Net Investment Income (Loss) to
      Average Net Assets (%)                       3.25     3.11     3.20     0.58+    4.29     4.11     4.20     0.88+

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)    1.32     1.28     1.06     0.20+    0.30     0.27     0.06     0.14+

(1) New Class of Shares established on May 1, 1996.
(2) From May 1, 1996 to June 30, 1996.
+   Not annualized.

See accompanying notes to financial statements.

PREPARING FOR YEAR 2000 (UNAUDITED)

          The Trustees and officers of the Fund have been monitoring issues involving preparedness for the turn of the century for some time in an effort to minimize or eliminate any potential impact upon the Fund and its shareholders. Our officers have focussed significant time and effort in order that the various computerized functions that could affect the Fund are ready by the beginning of the year 2000.

            The Fund is highly reliant on certain mission-critical suppliers' services. Each supplier of these services has provided the Fund's officers with assurances that it is actively addressing potential problems relating to the year 2000. The officers, in turn, are monitoring and will continue to monitor the progress of its suppliers.

            The Fund has not incurred, nor is anticipated to incur, any costs related to Y2K. All such costs are being incurred by the respective vendors.

            As you can well understand, we cannot directly control our supplier operations. We assure you, however, that we recognize a responsibility to inform our shareholders if in the future we become aware of any developments which would lead us to believe that the Fund will be significantly affected by year 2000 problems.

            We will continue to keep you up-to-date through future communications.





FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

            This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

            For the fiscal year ended June 30, 1999, $2,965,835 of dividends paid by Narragansett Insured Tax-Free Income Fund, constituting 98.86% of total dividends paid during fiscal 1999, were exempt-interest dividends; $15,969 of dividends paid, constituting .53% of total dividends paid during fiscal 1999, were capital gain dividends; and the balance was ordinary dividend income.

            Prior to January 31, 1999, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1998 CALENDAR YEAR.